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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 6, 2002

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                         STATEFED FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-22790                42-1410788
(State or other jurisdiction of      (Commission File           (IRS Employer
 incorporation or organization)           Number)            Identification No.)

                   13423 University Avenue, Clive, Iowa 50325
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 223-8484

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Item 4. Changes to the Registrant's Certifying Accountant.

On September 6, 2002, the Company engaged McGladrey & Pullen, LLP as its new independent accountants to audit the Company's financial statements for the fiscal year 2003. During the two most recent fiscal years and the subsequent interim period through September 6, 2002, neither the Company, nor anyone on its behalf, has consulted with McGladrey & Pullen, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2002

                                     STATEFED FINANCIAL CORPORATION

                                     By:  /s/ Randall C. Bray
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                                          Randall C. Bray, Chairman